UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 17, 2003


                           FIRST COLONIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Pennsylvania                    0-11526              23- 2228154
 ------------------------------   ----------------------    -----------------
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
        incorporation)                                     Identification No.)





               76 S. Main Street
                  Nazareth, PA                              18064
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    (Address of principal executive offices)             (Zip Code)

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     Registrant's telephone number, including area code      610-746-7300
                                                             ------------

                                 Not Applicable
                -----------------------------------------------
                         (Former name or former address,
                          if changed since last report)

Item 9.  Regulation FD Disclosure.
Item 12.  Results of Operations and Financial Condition.

         On July 17, 2003, the Company issued a press release announcing its results of operations for the six months ended June 30, 2003. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    First Colonial Group, Inc.



Date:  July 17, 2003                By:  /s/ Reid L. Heeren
                                         --------------------------------
                                         Name:  Reid L. Heeren
                                         Title: Vice President and Chief
                                                Financial Officer